Exhibit 99.2

Second Quarter 2010 Earnings Presentation July 22, 2010 Dick Weil Chief Executive Officer Greg Frost Chief Financial Officer

2Q 2010 provided a challenging environment across the industry as a result of increased market volatility beginning in May and a corresponding flight from actively managed equities Fixed income continues to dominate institutional and retail flows Fixed income mutual funds amassed $159 billion of net flows year-to-date, while equity funds attracted $59 billion of net flows (1) Within equity mutual funds, value funds have collected $2 billion of net flows year-to-date, while growth funds have posted net outflows of $16 billion (1) The actively managed equity industry faces substantial challenges, with many clients favoring passive strategies over active management Year-to-date net flows into passive equity funds were $42 billion, while active equity funds had net inflows of $13 billion; during 2Q 2010 net flows into passive equity funds were $32 billion, while active equity funds had net outflows of $11 billion (1) Going forward, we expect flows to continue to favor fixed income as many defined benefit plans reduce risk relative to liabilities, inflation is slow to arrive due to general lack of global pricing power and overall global growth remains muted Despite challenging trends, we believe there are opportunities for Janus Over the last 12 months U.S. equities have outperformed foreign developed equities by 980 basis points (2) Active managers should have opportunities to outperform passive managers as elevated volatility creates opportunistic entry and exit points State of the industry Notes: Source: Strategic Insight, Simfund (2010). “U.S. equities” is defined as the Russell 3000 index and “foreign developed equities” is defined as the MSCI EAFE index. Measurement period is from 6/30/2009 to 6/30/2010.

Fixed income long-term net flows accelerated in 2Q 2010 with $1.2 billion of inflows; year-to-date net flows were $2.1 billion Fundamental equity long-term net flows declined in 2Q 2010 with $1.0 billion of outflows compared to $1.5 billion of inflows in 1Q 2010; year-to-date long-term net flows were $0.5 billion (1) Mathematical equity net flows in 2Q 2010 of $(1.5) billion improved significantly compared to $(4.3) billion in 1Q 2010 In 1Q 2010, we laid out priorities and investments in the business, which included improving performance in mathematical equity strategies, capitalizing on our growing U.S. retail franchise, aggressively growing our fixed income business and strengthening our institutional results at Janus and Perkins Year-to-date we have made progress on all of these priorities Performance in mathematical equity strategies has meaningfully improved with 83% of strategies now outperforming respective benchmarks over the 3-year period, as of June 30, 2010 Advisor channel had net flows of $1.4 billion, with 14% annualized organic growth Fixed income is growing at an annualized organic growth rate of 63% Institutional had fundamental equity net inflows of $0.6 billion Janus Capital Group executive summary Note: Fundamental equity flows include all Janus equity and Perkins value flows and exclude Janus fixed income and INTECH risk-managed flows.

2Q 2010 Results Greg Frost Chief Financial Officer

Notes: Long-term flows exclude money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. Fundamental equity flows include all Janus equity and Perkins value flows and exclude Janus fixed income and INTECH risk-managed flows. 2Q 2010 total company flows were influenced by several factors 32% 26% 27% 24% 29% Total Company Long-Term Flows (1) ($ in billions) Mathematical Equity Long-Term Flows (1) ($ in billions) Fundamental Equity Long-Term Flows (1,2) ($ in billions) Gross Redemptions Gross Sales Net Sales 23% 28% 27% 29% 32% Annualized Redemption Rate Annualized Gross Sales Rate Fixed Income Long-Term Flows (1) ($ in billions) 37% 30% 26% 28% 28% 24% 25% 21% 22% 32% Annualized Redemption Rate Annualized Gross Sales Rate 16% 10% 19% 4% 18% 19% 33% 38% 41% 31% Annualized Redemption Rate Annualized Gross Sales Rate 96% 118% 109% 99% 106% 49% 41% 37% 45% 42% Annualized Redemption Rate Annualized Gross Sales Rate $9.4 $10.2 $8.6 $8.4 $11.8 ($6.1) ($9.2) ($10.2) ($11.3) ($13.1) $2.3 ($0.6) ($0.0) ($1.9) ($1.3) ($32) ($16) $0 $16 $32 2Q09 3Q09 4Q09 1Q10 2Q10 $1.7 $2.0 $1.5 $1.3 $0.9 ($0.8) ($0.8) ($0.5) ($0.5) ($0.5) $1.2 $0.9 $1.0 $0.9 $0.4 ($4) ($2) $0 $2 $4 2Q09 3Q09 4Q09 1Q10 2Q10 $7.8 $7.2 $6.4 $6.2 $5.1 ($8.8) ($5.7) ($5.1) ($5.1) ($3.8) ($1.0) $1.5 $1.3 $1.1 $2.1 ($20) ($10) $0 $10 $20 2Q09 3Q09 4Q09 1Q10 2Q10 $12 $6 $0 ($6) ($12) $2.1 $2.0 $1.6 $1.1 $0.5 ($0.2) ($1.5) ($2.5) ($1.8) ($2.4) ($4.3) ($3.7) ($3.5) ($4.6) ($4.8) 2Q09 3Q09 4Q09 1Q10 2Q10

Over 80% of fundamental equity and fixed income mutual funds are outperforming the majority of Lipper peers on a total return basis over the 3- and 5-year periods (1) 65% and 50% of fundamental equity and fixed income mutual funds are outperforming the majority of Lipper peers over a 1-year total return basis, respectively (1) Performance in our mathematical equity strategies has significantly improved over the short and intermediate periods (2) 49% of complex-wide mutual funds had a 4- or 5-star Overall Morningstar Rating™ at June 30, 2010, based on risk-adjusted returns (3) Past performance is no guarantee of future results. Notes: References Lipper relative performance as of 6/30/2010. See p. 16 and 17 for percent of funds in top 2 Lipper quartiles. Performance for fundamental equity includes all Janus equity and Perkins value funds and excludes Janus fixed income and INTECH risk-managed funds. References relative performance as of 6/30/2010. See p. 16 and 18-20 for complete INTECH performance and disclosures. Relative performance analysis is based on ratings for the share class with the longest performance history: Class T, S or I Shares in the Janus retail fund (“JIF”) trust and the Institutional Shares in the Janus Aspen Series (“JAS”). See www.janus.com for complete Morningstar ratings based on risk-adjusted returns. Morningstar awards the top 10% of the funds in each category 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Long-term performance remains strong across the firm, and performance in mathematical equity strategies has improved

2Q 2010 EPS of $0.17 versus $0.17 in 1Q 2010 and $0.10 in 2Q 2009 2Q 2010 results include a $0.01 per share non-operating gain from the sale of unconsolidated seed capital Assets Under Management (“AUM”) at June 30, 2010 of $147.2 billion, down 11% versus March 31, 2010 Average AUM of $160.2 billion and revenue of $249.3 million were flat and up 1%, respectively, from 1Q 2010, and were up 26% and 25%, respectively, from 2Q 2009 2Q 2010 operating expenses of $187.9 million were up $8.3 million, or 5% from 1Q 2010, primarily as a result of $8.1 million of fund proxy costs Operating margin in 2Q 2010 was 24.6% versus 27.3% in 1Q 2010 2Q 2010 financial overview

In 2010 investments are expected to be $15 to $20 million and include the following initiatives: Expanding fixed income Expansion of the analytical and trading team Launch new products to initially focus on leveraging credit expertise in global markets Optimizing our product platform Develop new products in global/international and fixed income strategies, including the launch of our first jointly managed Perkins and Janus strategy: Perkins Value Plus Income Leveraging current momentum in the advisor channel Complete the expansion of Janus’ internal sales desk Enhance technology infrastructure to improve business intelligence Strengthening the Janus brand and presence Investments in the business are moderate and align with key objectives

Appendix

Value ($16.1bn) Retail Intermediary ($98.4bn) $147.2 billion in AUM as of 6/30/10 By Investment Discipline By Distribution Channel Growth / Blend ($60.8bn) Money Market ($1.6bn) Global / International ($19.7bn) Fixed Income ($9.2bn) Mathematical ($39.8bn) Institutional ($36.8bn) International ($12.0bn) AUM by investment discipline and distribution channel 41% 1% 6% 11% 13% 27% 25% 8% 67%

Consolidated Entity 2Q 2010 EPS of $0.17 was flat quarter-over-quarter June 30, March 31, Variance June 30, June 30, Variance ($ in millions, except AUM and per share) 2010 2010 (%) 2010 2009 (%) Average AUM ($ in billions) 160.2 $ 160.0 $ 0.1% 160.2 $ 126.7 $ 26.4% Revenue 249.3 $ 246.9 $ 1.0% 249.3 $ 200.2 $ 24.5% Operating expenses 187.9 179.6 4.6% 187.9 153.2 22.7% Operating income (loss) 61.4 $ 67.3 $ -8.8% 61.4 $ 47.0 $ 30.6% Operating margin 24.6% 27.3% 24.6% 23.5% Interest expense (15.8) $ (15.6) $ -1.3% (15.8) $ (19.7) $ 19.8% Investment gains (losses), net 3.2 0.7 n/a 3.2 0.3 n/a Other income, net 0.7 0.2 n/a 0.7 0.4 75.0% Income tax provision (18.1) (19.2) 5.7% (18.1) (8.8) n/a Net income 31.4 33.4 -6.0% 31.4 19.2 63.5% Noncontrolling interest (1.2) (2.1) 42.9% (1.2) (3.4) 64.7% Net income attributable to JCG 30.2 $ 31.3 $ -3.5% 30.2 $ 15.8 $ 91.1% Diluted earnings (loss) per share attributable to JCG common shareholders 0.17 $ 0.17 $ n/a 0.17 $ 0.10 $ 70.0% Weighted average diluted shares outstanding (in millions) 182.5 181.9 0.3% 182.5 159.0 14.8% Quarter Ended Quarter Ended

Note: Includes private account and mutual fund performance fees. Mutual fund performance fee detail is presented on p. 13. 2Q 2010 operating margin decreased to 24.6% versus 27.3% in 1Q 2010, primarily as a result of fund proxy costs June 30, March 31, Variance June 30, June 30, Variance ($ in millions, except AUM) 2010 2010 (%) 2010 2009 (%) Average AUM ($ in billions) 160.2 $ 160.0 $ 0.1% 160.2 $ 126.7 $ 26.4% Revenue Investment management fees 207.8 $ 205.8 $ 207.8 $ 159.8 $ Performance fees (1) 4.3 4.7 4.3 6.5 Other 37.2 36.4 37.2 33.9 Total revenue 249.3 $ 246.9 $ 1.0% 249.3 $ 200.2 $ 24.5% Basis points Investment management fees 52.0 52.2 52.0 50.6 Investment management fees and performance fees 53.1 53.4 53.1 52.6 Operating expenses Employee compensation and benefits 79.4 $ 79.6 $ 79.4 $ 66.2 $ Long-term incentive compensation 20.5 18.6 20.5 14.0 Marketing and advertising 15.2 6.8 15.2 8.2 Distribution 35.6 35.1 35.6 25.4 Depreciation and amortization 9.9 9.9 9.9 8.0 General, administrative and occupancy 27.3 29.6 27.3 31.4 Total operating expenses 187.9 179.6 4.6% 187.9 153.2 22.7% Operating income (loss) 61.4 $ 67.3 $ -8.8% 61.4 $ 47.0 $ 30.6% Operating margin 24.6% 27.3% 24.6% 23.5% Quarter Ended Quarter Ended

Mutual funds with performance-based advisory fees

Mutual Funds with Performance Fees [1] (AUM $ in millions, performance fees $ in thousands)	EOP AUM 6/30/2010	Benchmark	Base Fee	Performance Fee [2]	Performance Hurdle vs. Benchmark	2Q 2010 P&L Impact of Performance Fees
Janus Contrarian Fund [3]	$3,780.9	S&P 500® Index	0.64%	± 15 bps	± 7.00%	($1,067.0)
Worldwide Fund [3]	$2,867.9	MSCI World Index℠	0.60%	± 15 bps	± 6.00%	($200.5)
Janus Research Fund [3]	$2,843.9	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	$87.4
Janus Global Research Fund [4]	$211.6	MSCI World Growth Index	0.64%	± 15 bps	± 6.00%	$226.9
Janus Global Real Estate Fund [5]	$28.9	FTSE EPRA / NAREIT Developed Index	0.75%	± 15 bps	± 4.00%	$4.2
Janus International Equity Fund [6]	$205.1	MSCI EAFE® Index	0.68%	± 15 bps	± 7.00%	$51.7
Janus International Forty Fund [7]	$8.3	MSCI All Country World ex-U.S. Index℠	0.73%	± 15 bps	± 6.00%	$0.4
INTECH Risk-Managed Core Fund [4]	$266.3	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($11.4)
Perkins Mid Cap Value Fund [3]	$11,863.1	Russell Midcap® Value Index	0.64%	± 15 bps	± 4.00%	$2,938.1
Perkins Small Cap Value Fund [8]	$2,463.2	Russell 2000® Value Index	0.72%	± 15 bps	± 5.50%	$550.1
Perkins Large Cap Value Fund [8]	$75.8	Russell 1000® Value Index	0.64%	± 15 bps	± 3.50%	$12.5
Performance Fees to be Implemented						
Janus Fund [9]	$8,364.6	Core Growth Index	0.64%	± 15 bps	± 4.00%	N/A
Perkins Global Value Fund [9,10]	$91.8	MSCI World℠ Index	0.64%	± 15 bps	± 7.00%	N/A
Janus Twenty Fund [11]	$8,135.1	Russell 1000® Growth Index	0.64%	± 15 bps	± 8.50%	N/A
Janus Forty Fund [11]	$7,037.6	Russell 1000® Growth Index	0.64%	± 15 bps	± 8.50%	N/A
Janus Overseas Fund [12]	$11,101.2	MSCI All Country World ex-U.S. Index℠	0.64%	± 15 bps	± 7.00%	N/A
Janus Aspen Overseas Portfolio [13]	$2,134.1	MSCI All Country World ex-U.S. Index℠	0.64%	± 15 bps	± 7.00%	N/A
Total	$61,479.4					$2,592.4

Please refer to footnotes on p. 14.

13

Notes: The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the funds’ Statements of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36-month rolling periods. Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. The performance measurement period began on 2/1/2006 and the performance adjustment was implemented as of 2/1/2007. The performance measurement period began on 1/1/2006 and the performance adjustment was implemented as of 1/1/2007. The performance measurement period began on 12/1/2007 and the performance adjustment was implemented as of 12/1/2008. Beginning 7/1/2010, Janus Global Real Estate Fund’s benchmark index changed from the FTSE EPRA/NAREIT Developed Index to the FTSE EPRA/NAREIT Global Index for purposes of measuring the Fund’s performance and calculating the performance adjustment. Because the Fund’s performance adjustment is based upon a rolling 36-month performance measurement period, comparisons to the FTSE EPRA/NAREIT Global Index will not be fully implemented until 36 months after July 1, 2010. During this transition period, the Fund's returns will be compared to a blended index return. The performance measurement period began on 12/1/2006 and the performance adjustment was implemented as of 12/1/2007. The performance measurement period began on 6/1/2008 and the performance adjustment was implemented as of 6/1/2009. Effective at market close on 6/30/10, Janus International Forty Fund no longer accepts purchases by new or existing shareholders in preparation for liquidation of the Fund on or about 9/15/10. The performance measurement period began on 1/1/2009 and the performance adjustment was implemented as of 1/1/2010. The performance measurement period began on 7/1/2010 and the performance adjustment will be implemented starting 7/1/2011. Effective 7/1/10, Janus Global Opportunities Fund was renamed Perkins Global Value Fund. The performance measurement period began on 7/1/2010 and the performance adjustment will be implemented starting 1/1/2012. The performance measurement period will begin on 8/1/2010 and the performance adjustment will be implemented starting 11/1/2011. The performance measurement period began on 7/1/2010 and the performance adjustment will be implemented starting 10/1/2011. Mutual funds with performance-based advisory fees (cont.)

Notes: Schedule reflects LTI awards granted as of 6/30/2010. Includes reduction in expense related to estimated forfeitures. Prior grants include amounts remaining to vest for 2007 grant, grants with no performance vesting and grants made to executives, which will not vest if targeted EPS growth is not met. Grants do not include performance-based acceleration and vest on a pro rata basis. 2010 grant does not include Perkins profit interest awards. Awards were granted on December 31, 2008 and have a formula-driven terminal value based on revenue growth and relative investment performance. Janus can call or terminate any or all awards on the 5th, 7th or each subsequent anniversary of the grant, or prior to the 5th anniversary, if the formula driven terminal value equals $40.0 million. 2012 and 2013 vesting events occur on January 1st of each respective year. LTI amortization schedule Full-Year 2010 Long-Term Incentive Compensation Amortization (1,2) ($ in millions) Date of Grant Amount remaining to vest <0% 0% - 10% >10% Prior grants (3) Various 3.6 $ 2.0 $ 3.1 $ 3.1 $ 2008 grant (4) February 2008 17.1 2009 grant (4) February 2009 44.4 2010 grant (4,5) February 2010 66.5 Additional grants (4) Janus investment team 2008 January 2008 9.2 INTECH 2008 April 2008 8.0 INTECH 2009 January 2009 4.5 Perkins 2009 January 2009 4.9 Janus CEO 2010 February 2010 10.0 Grants vest 50% in 2010, 25% in 2012 and 2013 (6) Grants vest over 10 years Grants vest over 4 years 2010 EPS Growth Assumptions Grants vest over 10 years Grants vest over 4 years Grants vest over 3 years Grants vest over 4 years Grants vest over 4 years

60%, 80% and 85% of complex-wide mutual funds are in the top 2 Lipper quartiles on a 1-, 3- and 5-year total return basis, respectively, as of June 30, 2010 (1) 65%, 82% and 89% of fundamental equity mutual funds are in the top 2 Lipper quartiles on a 1-, 3- and 5-year total return basis, respectively, as of June 30, 2010 (1,2) 50%, 100% and 100% of fixed income mutual funds are in the top 2 Lipper quartiles on a 1-, 3- and 5-year total return basis, respectively, as of June 30, 2010 (1) 42%, 83% and 44% of mathematical equity strategies outperformed their respective benchmarks over the 1-, 3- and 5-year periods, as of June 30, 2010 (3) 49% of complex-wide mutual funds had a 4- or 5-star Overall Morningstar Rating™ at June 30, 2010, based on risk-adjusted returns (1,4) Notes: Data presented reflects past performance, which is no guarantee of future results. Relative performance analysis is based on ratings and rankings for the share class with the longest performance history: Class T, S or I Shares in the Janus retail fund (“JIF”) trust and the Institutional Shares in the Janus Aspen Series (“JAS”). See www.janus.com for complete Lipper rankings based on total returns and Morningstar ratings based on risk-adjusted returns. Performance for fundamental equity includes all Janus equity and Perkins value funds and excludes Janus fixed income and INTECH risk-managed funds. Performance is net of fees. See p. 18-20 for standardized INTECH performance and Notes to Performance. Morningstar awards the top 10% of the funds in each category 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Short and intermediate term performance in mathematical equity strategies has improved meaningfully

80% of mutual funds are outperforming the majority of Lipper peers on a total return basis over the 3- and 5-year periods (1) Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns 1-Year Basis 3-Year Basis Complex-Wide Mutual Funds (2) Fundamental Equity Mutual Funds (3) 5-Year Basis Past performance is no guarantee of future results. (1) References Lipper relative performance as of 6/30/2010. (2) Relative performance analysis is based on rankings for the share class with the longest performance history: Class T, S or I Shares in the Janus retail fund (“JIF”) trust, and the Institutional Shares in the Janus Aspen Series (“JAS”). See www.janus.com for complete Lipper rankings. (3) Fundamental Equity Mutual Funds include all Janus equity and Perkins value funds and exclude Janus fixed income and INTECH risk-managed funds. Funds not ranked by Lipper are not included in the analysis. 45% 60% 46% 35% 38% 19% 19% 29% 31% 22% 67% 79% 65% 75% 60% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10. 1st Quartile 2nd Quartile 70% 77% 69% 68% 74% 15% 9% 17% 16% 12% 86% 84% 85% 86% 85% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 46% 61% 63% 61% 48% 24% 27% 31% 33% 39% 88% 94% 88% 94% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 63% 66% 64% 53% 52% 26% 29% 31% 36% 30% 94% 89% 82% 94% 89% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 61% 64% 63% 53% 51% 23% 24% 26% 30% 29% 88% 84% 80% 88% 84% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 43% 67% 55% 43% 46% 22% 18% 33% 35% 19% 85% 78% 65% 88% 65% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 90% 90% 89% 87% 10% 21% 13% 79% 75% 69% 68%

Mathematical equity standardized performance (1)

Composite and Respective Index	Inception Date	Annualized Returns (%) for Periods Ended 6/30/2010 1 Year	3 Year	5 Year	10 Year	Since Inception
Large Cap Growth Composite Gross	7/93	13.01	(5.86)	0.18	1.06	11.32
Large Cap Growth Composite Net		12.49	(6.29)	(0.27)	0.56	10.74
S&P 500® Growth Index		12.59	(6.89)	0.07	(3.98)	6.95
Difference versus S&P 500® Growth Index Net of Fees		(0.10)	0.60	(0.34)	4.54	3.79
Enhanced Plus Composite Gross	7/87	15.22	(8.72)	(0.22)	0.63	9.42
Enhanced Plus Composite Net		14.86	(9.00)	(0.53)	0.28	9.02
S&P 500® Index		14.43	(9.81)	(0.80)	(1.59)	7.89
Difference versus S&P 500® Index Net of Fees		0.43	0.81	0.27	1.87	1.13
Broad Large Cap Growth Composite Gross	11/00	16.50	(7.93)	(0.70)	--	(1.46)
Broad Large Cap Growth Composite Net		15.90	(8.39)	(1.20)	--	(1.98)
Russell 1000® Growth Index		13.62	(6.91)	0.38	--	(4.29)
Difference versus Russell 1000® Growth Index Net of Fees		2.28	(1.48)	(1.58)	--	2.31
Broad Enhanced Plus Composite Gross	4/01	16.09	(9.19)	(0.72)	--	2.59
Broad Enhanced Plus Composite Net		15.75	(9.46)	(1.00)	--	2.26
Russell 1000® Index		15.24	(9.54)	(0.56)	--	1.09
Difference versus Russell 1000® Index Net of Fees		0.51	0.08	(0.44)	--	1.17
Enhanced Index Composite Gross	4/98	14.98	(8.51)	-	(0.38)	2.50
Enhanced Index Composite Net		14.60	(8.81)	(0.31)	(0.70)	2.16
S&P 500® Index		14.43	(9.81)	(0.80)	(1.59)	1.21
Difference versus S&P 500® Index Net of Fees		0.17	1.00	0.49	0.89	0.95
Large Cap Core Composite Gross	8/01	14.75	(8.64)	(0.52)	--	2.40
Large Cap Core Composite Net		14.18	(9.07)	(0.98)	--	1.93
S&P 500® Index		14.43	(9.81)	(0.80)	--	0.12
Difference versus S&P 500® Index Net of Fees		(0.25)	0.74	(0.18)	--	1.81
Large Cap Value Composite Gross	7/93	17.38	(11.39)	(1.03)	3.27	8.82
Large Cap Value Composite Net		16.93	(11.74)	(1.41)	2.87	8.40
S&P 500® Value Index		16.40	(12.82)	(1.81)	0.74	6.77
Difference versus S&P 500® Value Index Net of Fees		0.53	1.08	0.40	2.13	1.63

Note:
(1) Returns for periods greater than 1-year are annualized. See performance disclosure on p. 20.

18

Mathematical equity standardized performance (cont.) (1)

Composite and Respective Index	Inception Date	Annualized Returns (%) for Periods Ended 6/30/2010				
		1 Year	3 Year	5 Year	10 Year	Since Inception
Broad Large Cap Value Composite Gross	8/04	17.33	(10.78)	(1.27)	--	2.11
Broad Large Cap Value Composite Net		16.88	(11.11)	(1.64)	--	1.72
Russell 1000® Value Index		16.92	(12.32)	(1.64)	--	1.07
Difference versus Russell 1000® Value Index Net of Fees		(0.04)	1.21	-	--	0.65
Global Core Composite Gross	1/05	9.53	(9.45)	1.76	--	2.12
Global Core Composite Net		8.94	(9.94)	1.21	--	1.56
MSCI World® Index		10.77	(10.94)	0.61	--	0.48
Difference versus MSCI World® Index Net of Fees		(1.83)	1.00	0.60	--	1.08
International Equity Gross	11/06	6.03	(11.17)	--	--	(4.01)
International Equity Net		5.58	(11.55)	--	--	(4.41)
MSCI EAFE® Index		6.38	(12.94)	--	--	(6.58)
Difference versus MSCI EAFE® Index Net of Fees		(0.80)	1.39	--	--	2.17
Long/Short Market Neutral Gross	12/06	1.16	3.33	--	--	2.93
Long/Short Market Neutral Net		0.26	2.41	--	--	2.01
LIBOR 3-Month Rate		0.34	2.05	--	--	2.58
Difference versus LIBOR 3-Month Rate Net of Fees		(0.08)	0.36	--	--	(0.57)
Broad Large Cap Core (130/30) Gross	1/07	14.58	(11.02)	--	--	(8.07)
Broad Large Cap Core (130/30) Net		13.56	(11.82)	--	--	(8.89)
Russell 1000® Index		15.24	(9.54)	--	--	(6.40)
Difference versus Russell 1000® Index Net of Fees		(1.68)	(2.28)	--	--	(2.49)

Note:
(1) Returns for periods greater than 1-year are annualized. See performance disclosure on p. 20.

19

Past performance cannot guarantee future results. Investing involves risk, including the possible loss of principal. Performance results reflect the reinvestment of dividends and other earnings. Portfolio performance results shown are time-weighted rates of return using daily valuation, include the effect of transaction costs (commissions, exchange fees, etc.), and are gross of non-reclaimable withholding taxes, if any. The composites include all actual fee-paying accounts managed on a fully discretionary basis according to the investment strategy from inception date, including those no longer under management. Accounts meeting such criteria enter the composite upon the full first month under management. Reporting currency is USD. The gross performance results presented do not reflect the deduction of investment advisory fees and returns will be reduced by such advisory fees and other contractual expenses as described in the individual contract and INTECH’s Form ADV Part II. The net performance results do not reflect the deduction of investment advisory fees actually charged to the accounts in the composite. However, the net performance results do reflect the deduction of model investment advisory fees. Through 12/31/04, net returns were derived using the maximum fixed fee in effect for each strategy. As of 1/1/05, net returns are calculated by applying the standard fee schedule in effect for the respective period to each account in the composite on a monthly basis. Actual advisory fees may vary among clients invested in this strategy. Actual advisory fees paid may be higher or lower than model advisory fees. For Large Cap Growth from inception to 12/31/05, the portfolio’s benchmark was the S&P 500/Barra Growth Index (“Barra Growth Index”). In 2005, S&P announced index name and methodology changes affecting the Barra Growth Index, which later became the S&P 500/Citigroup Growth Index (“Citigroup Growth Index”). During the transitional period, from 1/1/06 to 3/31/06, the benchmark return consisted partially of the return of the Barra Growth Index and the Citigroup Growth Index. On 4/1/06, the portfolio’s benchmark was changed to the Citigroup Growth Index. Effective 12/9/2009, the Citigroup Growth Index's name was changed to S&P 500 Growth Index. The S&P 500 Growth Index is a market-capitalization-weighted index developed by Standard and Poor's consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics. The index measures the performance of the growth style of investing in large cap U.S. stocks. The S&P 500 Growth Index uses a numerical ranking system based on growth factors and value factors to determine the constituents and their weightings. For Large Cap Value from inception to 12/31/05, the portfolio’s benchmark was the S&P 500/Barra Value Index (“Barra Value Index”). In 2005, S&P announced index name and methodology changes affecting the Barra Value Index, which later became the S&P 500/Citigroup Value Index (“Citigroup Value Index”). During the transitional period, from 1/1/06 to 3/31/06, the benchmark return consisted partially of the return of the Barra Value Index and the Citigroup Value Index. On 4/1/06, the portfolio’s benchmark was changed to the Citigroup Value Index. Effective 12/9/2009, the Citigroup Value Index's name was changed to S&P 500 Value Index. Prior to May 21, 2010, with respect to non-U.S. securities traded on non-U.S. exchanges, INTECH used fair value prices that reflected current market conditions at the end of regular trading hours of the NYSE, normally 4:00 PM ET, rather than unadjusted closing prices in local markets. Therefore, the prices as well as foreign exchange rates used to calculate the U.S. dollar market values of securities may have differed from those used by an index. Indices typically use the unadjusted closing price in local markets instead of fair value pricing. As of May 21, 2010, prices for non-U.S. securities traded on non-U.S. exchanges are valued as of the close of their respective local markets. Non-U.S. securities are translated into U.S. dollars using the 4:00 PM London spot rate. Indices are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio. Mathematical equity performance disclosure

Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH) and Perkins Investment Management, LLC (Perkins). INTECH Investment Management LLC and Perkins Investment Management LLC are indirect subsidiaries of Janus Capital Group Inc. and serve as investment advisers on certain products. Indexes are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. The MSCI World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The MSCI EAFE® Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The MSCI World Growth Index is a subset of the Morgan Stanley Capital WorldSM Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. The S&P 500 Value Index is a market-capitalization-weighted index developed by Standard and Poor's consisting of those stocks within the S&P 500 Index that exhibit strong value characteristics. The index measures the performance of the value style of investing in large cap U.S. stocks. The S&P 500 Value Index uses a numerical ranking system based on value factors and growth factors to determine the constituents and their weightings. The Russell 1000 Index measures performance of the 1,000 largest companies in the Russell 3000 Index. LIBOR is an interest rate at which banks can borrow funds from other banks in the London interbank market and is fixed on a daily basis by the British Bankers’ Association. LIBOR is derived from a filtered average of the world’s most creditworthy banks’ interbank deposit rates for larger loans with maturities between overnight and one full year. The Core Growth Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%). Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar RatingTM metrics. © 2010 Morningstar, Inc. All Rights Reserved. Funds distributed by Janus Distributors LLC (7/10) Other important disclosures C-0710-144 10-15-10